                          REGISTRATION RIGHTS AGREEMENT


         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is made and entered into as of January 25, 2002, by and among OptiCare Health Systems, Inc., a Delaware corporation (the "Company"), Palisade Concentrated Equity Partnership, L.P., a Delaware limited partnership ("Palisade") and the other Holders executing this Agreement.


                                    RECITALS

     A. The Company desires to grant to the Holders (as defined below) certain registration rights with respect to the common stock, $.001 par value, of the Company (the "Common Stock").

     B. The parties hereto desire to set forth the terms and conditions of the Company's covenants and agreements in respect of the registration of the Registerable Securities (as defined herein) with the Securities and Exchange Commission and all applicable state securities agencies.

     C. In consideration of the premises and the mutual agreements contained herein, the parties hereby agree as follows:


                                    AGREEMENT

1.   Definitions

     As used in this Agreement, the following capitalized terms shall have the following meanings:

          Advice: See the last paragraph of Section 5 hereof.

          Agents: Any Person authorized to act and who acts on behalf of any Holder with respect to the transactions contemplated by the Agreement.

          CapitalSource: CapitalSource Finance, LLC, a Delaware limited liability company.

          Company Notice: See Section 4(a) hereof.

          Demand Registration: See Section 3(a) hereof.

          Dr. Yimoyines: Dr. Dean J. Yimoyines, M.D.

          Exchange Act: The Securities Exchange Act of 1934, as amended, and the rules and regulations thereunder, as in effect from time to time.

          Holder: Each of Palisade, Linda Yimoyines and CapitalSource or any of their permitted transferees.

          Linda Yimoyines: Linda Yimoyines.

          Person: An individual, partnership, corporation, trust or unincorporated organization, or a government or agency or political subdivision thereof.

          Piggyback Notice: See Section 4(a) hereof.

          Piggyback Registration Statement: See Section 4(a) hereof.

          Prospectus: The prospectus included in any Registration Statement, as amended or supplemented by any prospectus supplement with respect to the terms of the offering of any portion of the Registrable Securities covered by the Registration Statement and all other amendments and supplements to the Prospectus, including post-effective amendments and all material incorporated by reference in such Prospectus.

          Registrable Securities: (i) All shares of Common Stock held by the Holders, (ii) all shares of Common Stock issuable upon conversion of any Series B Preferred Stock held by the Holders, (iii) all shares of Common Stock issuable upon exercise of any Warrants held by the Holders, and (iv) any securities issued or issuable with respect to the shares of Common Stock described in clauses (i), (ii), or (iii) of this sentence by way of a stock dividend or stock split or in connection with a combination of shares, recapitalization, merger, consolidation or other reorganization, until such shares of Common Stock or other securities are not Restricted Securities as defined in Section 2(a).

          Registration Statement: Any registration statement of the Company which covers Registrable Securities pursuant to the provisions of this Agreement, including (i) the Prospectus, (ii) amendments and supplements to such Registration Statement, (iii) post-effective amendments, (iv) all exhibits and all material incorporated by reference in such Registration Statement, (v) any registration statement pursuant to a Demand Registration and (vi) any Piggyback Registration Statement.

          Restricted Securities: The Registrable Securities upon original issuance thereof, subject to the provisions of Section 2(a) hereof.

          Restructure Documents: The Restructure Agreement, as amended, dated as of December 17, 2001 by and among the Company, Palisade and Dr. Yimoyines and the Revolving Credit, Term Loan and Security Agreement, dated as of January ___, 2002, between the Company and CapitalSource.

          Securities Act: The Securities Act of 1933, as amended, and the rules and regulations thereunder, as in effect from time to time.

          SEC: The Securities and Exchange Commission.



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

          Series B Preferred Stock: Series B 12.5% Voting Cumulative Convertible Participating Preferred Stock, par value $.001, of the Company.

          Underwritten Offering: The offering and sale of securities of the Company covered by any Registration Statement pursuant to a firm commitment underwriting to an underwriter at a fixed price for reoffering or pursuant to agency or best efforts arrangements with an underwriter.

          Warrants: Warrants issued to each of the Holders pursuant to the Restructure Documents.

Unless the context otherwise requires: (i) "or" is not exclusive; and (ii) words in the singular include the plural and words in the plural include the singular.

2.   Securities Subject to this Agreement

     (a) Registrable Securities. The securities entitled to the benefits of this Agreement are the Registrable Securities but, with respect to any particular Registrable Security, only so long as such security continues to be a Restricted Security. A Registrable Security ceases to be a Restricted Security when (i) it has been effectively registered under the Securities Act and disposed of in accordance with the Registration Statement covering it, (ii) it has been distributed pursuant to Rules 144 or 144A (or any similar provisions then in force) under the Securities Act or (iii) it has otherwise been transferred and a new certificate or other evidence of ownership for it not bearing a legend restricting transfer under the Securities Act and not subject to any stop transfer order has been delivered by or on behalf of the Company and no other restriction on transfer exists.

     (b) Holders of Registrable Securities. Each Holder shall be deemed to be a holder of Registrable Securities whenever such Holder, owns or has or shares voting control with respect to Registrable Securities or securities which are convertible into or exercisable for Registrable Securities whether or not such acquisition has actually been effected and disregarding any legal restrictions upon the exercise of such right.

3.   Demand Registration

     (a) Requests for Registration. At any time after 6 months of the date of this Agreement, Palisade may make a written request for registration with the SEC under and in accordance with the provisions of the Securities Act of all or part of its Registrable Securities (a "Demand Registration"). All requests made pursuant to this Section 3(a) shall specify the number of Registrable Securities to be registered and the intended methods of disposition thereof. All such requests shall be delivered to the Company and the other Holders in accordance with the provisions of Section 9(d) of this Agreement.

     (b) Number of, and Limitations on, Demand Registrations. Palisade will be entitled to request three Demand Registrations hereunder. The Company will not be obligated to register any Registrable Securities pursuant to such a Demand Registration if a prior Demand Registration was declared effective within a period commencing 12 months prior to the date of the written request for such Demand Registration and such prior Demand Registration was maintained effective for a period of not less than 180 days, or such shorter period during which all Registrable Securities covered by such prior Demand Registration were sold or withdrawn.

     (c) Selection of Underwriters. If Palisade advises the Company that any of the Registrable Securities covered by a Demand Registration are to be sold in an Underwritten Offering, or in a best efforts Underwritten Offering, the investment banker or investment bankers and manager or managers that will administer the offering will be selected by Palisade and consented to by the Company, which consent shall not be unreasonably withheld.

4.   Piggyback Registration Rights

     (a) Requests for Piggyback Registration. The Company covenants and agrees with each Holder that in the event the Company proposes to file at any time and from time to time after the date of this Agreement (including a filing as a result of a Demand Registration pursuant to Section 3(a)) a registration statement on any form for the general registration of securities under the Securities Act with respect to the offering (other than in connection with an offering solely to the Company's employees pursuant to a registration statement on Form S-8 under the Securities Act or an offering pursuant to a registration statement on Form S-4 under the Securities Act, or any successor forms thereto) of any Common Stock of the Company (a "Piggyback Registration Statement"), then the Company shall in each such case give written notice (a "Company Notice") of such proposed filing to each Holder (other than any Holder initiating a Demand Registration pursuant to Section 3) so that the Company Notice is received by each Holder at least twenty (20) calendar days before the anticipated filing date, and such notice shall offer to each such Holder the opportunity to include in such Piggyback Registration Statement such number of Registrable Securities as such Holder may request. Notwithstanding the foregoing, the Company shall not be obligated to register the Registrable Securities of any Holder (i) unless there shall have been received by the Company, within ten (10) calendar days of receipt of the Company Notice by such Holder, written notice (a "Piggyback Notice") from such Holder, which notice shall set forth the number of Registrable Securities to be so included, or (ii) if the Company shall, within ten (10) calendar days after receipt of a Piggyback Notice, have delivered to any Holder whose Registrable Securities shall have been the subject of a Piggyback Notice an opinion of counsel reasonably satisfactory to said Holder to the effect that the proposed transfer can be made without registration in accordance with Rule 144 under the Securities Act or any other exemption from the registration provisions thereof (other than Rule 144A).

     The Company shall use its reasonable best efforts to cause the underwriter of a proposed offering, if any, to permit the Holders holding Registrable Securities requested to be included in the Piggyback Registration Statement to include such Registrable Securities in the proposed offering on terms and conditions at least as favorable to the Holders holding such Registrable Securities as those offered with respect to the other securities of the Company included therein. Notwithstanding the foregoing, if any underwriter shall advise the Company in writing that, in its opinion, the total amount of Registrable Securities requested to be included in such Registration Statement is so large as to materially adversely affect the distribution of such securities, then the Company shall include in such registration, to the extent of the total number of Registrable Securities which the Company is so advised can be sold in (or during the time of) such offering without having such adverse effect, first, all Registerable Securities requested by

Palisade to be registered for its account, second, all Registerable Securities requested to be registered by other Holders, pro rata among such other Holders, third, all shares of Common Stock proposed to be registered for the account of the Company, and fourth, any shares of Common Stock proposed to be registered for the account of other stockholders of the Company.

5.   Registration Procedures

     Whenever a Holder has requested that any Registrable Securities be registered pursuant to this Agreement, the Company will promptly take all such actions as may be necessary or desirable to permit the sale of such Registrable Securities in accordance with the intended method or methods of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

     (a) with respect to a request to file a Registration Statement covering Registrable Securities made pursuant to Section 3 hereof, use its best efforts to prepare and file with the SEC, not later than 90 days after receipt of such request (which 90-day period may be extended by the Company for up to an additional 90 days if at the time of such request the Company is engaged in negotiations looking toward its participation in a material merger, acquisition or other form of business combination or, if by reason of such transaction, the Company is not in a position to timely prepare and file the Registration Statement) a Registration Statement on a form for which the Company then qualifies which is satisfactory to the Company and the Holders (unless the offering is made on an underwritten basis, including on a best efforts underwriting basis, in which event the managing underwriter or underwriters shall determine the form to be used) and which form shall be available for the sale of the Registrable Securities in accordance with the intended method or methods of distribution thereof, and use its best efforts to cause such Registration Statement to become effective; the Company shall not file any Registration Statement pursuant to Section 3 hereof or any amendment thereto or any Prospectus or any supplement thereto (including such documents incorporated by reference) to which the Holders or the underwriters, if any, shall reasonably object in light of the requirements of the Securities Act or any other applicable laws or regulations;

     (b) before filing a Registration Statement or Prospectus or any amendments or supplements thereto (excluding documents to be incorporated by reference therein, except in the case of the preparation of the initial Registration Statement), the Company will within five days of filing, furnish to the Holders and the underwriters, if any, copies of all such documents in substantially the form proposed to be filed (including documents incorporated therein by reference), to enable the Holders and the underwriters, if any, to review such documents prior to the filing thereof, and the Company shall make such reasonable changes thereto (including changes to, or the filing of amendments reflecting such changes to, documents incorporated by reference) as may be reasonably requested by the Holders and the managing underwriter or underwriters, if any;

     (c) subject to the five-day review period required by paragraph (b) above, prepare and file with the SEC such amendments and post-effective amendments to the Registration Statement as may be necessary to keep the Registration Statement continuously effective for a period of not less than 180 days or such longer period as is required for the intended method of distribution, or such shorter period which will terminate when all Registrable Securities covered by such Registration Statement have been sold or withdrawn; cause the Prospectus to be supplemented by any required Prospectus supplement, and as so supplemented to be filed pursuant to Rule 424 under the Securities Act; and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such Registration Statement during the applicable period in accordance with the intended methods of disposition by the Holders thereof set forth in such Registration Statement or supplement to the Prospectus;

     (d) notify the Holders and the managing underwriters, if any, promptly, and (if requested by any such Person) confirm such advice in writing, (1) when the Prospectus or any Prospectus supplement or post-effective amendment has been filed, and, with respect to the Registration Statement or any post-effective amendment, when the same has become effective, (2) of any request by the SEC for amendments or supplements to the Registration Statement or the Prospectus or for additional information, (3) of the issuance by the SEC of any stop order suspending the effectiveness of the Registration Statement or the initiation of any proceedings for that purpose, (4) if at any time the representations and warranties of the Company contemplated by paragraph (o) below cease to be true and correct, (5) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, and (6) of the happening of any event which makes any statement made in the Registration Statement, the Prospectus or any document incorporated therein by reference untrue or which requires the making of any changes in the Registration Statement, the Prospectus or any document incorporated therein by reference in order to make the statements therein not misleading;

     (e) make every reasonable effort to obtain the withdrawal of any order suspending the effectiveness of the Registration Statement at the earliest possible moment;

     (f) as promptly as practicable after filing with the SEC of any document which is incorporated by reference into the Registration Statement or the Prospectus (after initial filing of the Registration Statement) provide copies of such document to counsel to the Holders and to the managing underwriters;

     (g) furnish to the Holders and each managing underwriter, without charge, at least one signed copy of the Registration Statement and any post-effective amendment thereto, including financial statements and schedules, all documents incorporated therein by reference and all exhibits (including those incorporated by reference) and a reasonable number of conformed copies of all such documents;

     (h) deliver to the Holders and the underwriters, if any, as many copies of the Prospectus (including each preliminary prospectus) and any amendment or supplement thereto as such Persons may reasonably request; the Company consents to the use of the Prospectus or any amendment or supplement thereto by the Holders and the underwriters, if any, in connection with the offering and sale of the Registrable Securities covered by the Prospectus or any amendment or supplement thereto;

     (i) prior to the date on which the Registration Statement is declared effective, use its best efforts to register or qualify or cooperate with the Holders and the underwriters, if any, and their respective counsel in connection with the registration or qualification of such Registrable Securities for offer and sale under the securities or blue sky laws of such jurisdictions as any seller or underwriter reasonably requests in writing and do any and all other acts or things necessary or advisable to enable the disposition in such jurisdictions of the Registrable Securities covered by the Registration Statement; provided that the Company will not be required to qualify generally to do business in any jurisdiction where it is not then so qualified or to take any action which would subject it to general service of process in any such jurisdiction where it is not then so subject;

     (j) cooperate with the Holders and the managing underwriters, if any, to facilitate the timely preparation and delivery of certificates representing Registrable Securities to be sold and not bearing any restrictive legends; and enable such Registrable Securities to be in such denominations and registered in such names as the managing underwriters may request at least two business days prior to any sale of Registrable Securities to the underwriters;

     (k) use its best efforts to cause the Registrable Securities covered by the Registration Statement to be registered with or approved by such other governmental agencies or authorities within the United States as may be necessary to enable the seller or sellers thereof or the underwriters, if any, to consummate the disposition of such Registrable Securities;

     (l) upon the occurrence of any event contemplated by paragraph (d)(6) above, prepare a supplement or post-effective amendment to the Registration Statement or the Prospectus or any document incorporated therein by reference or file any other required document so that, as thereafter delivered to the purchasers of the Registrable Securities, the Prospectus will not contain an untrue statement of a material fact or omit to state any material fact necessary to make the statements therein not misleading;

     (m) use its best efforts to cause all Registrable Securities covered by the Registration Statement to be listed on each securities exchange on which similar securities issued by the Company are then listed if requested by the Holders or the managing underwriters, if any;

     (n) provide a transfer agent and registrar for all Registrable Securities;

     (o) enter into such agreements (including an underwriting agreement) and take all such other actions in connection therewith as the Holders or the managing underwriters, if any, reasonably request in order to expedite or facilitate the disposition of such Registrable Securities and in such connection, whether or not an underwriting agreement is entered into and whether or not the registration is an underwritten registration (1) make such representations and warranties to the Holders and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and confirm the accuracy of the same if and when requested, and matters relating to the compliance of the Registration Statement and the Prospectus with the Securities Act; (2) obtain opinions of counsel to the Company and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the managing underwriters) addressed to the Holders and the underwriters, if any, covering the matters customary in underwritten primary offerings and such other matters as may be reasonably requested by the Holders and underwriters, if any; (3) obtain "cold comfort" letters and updates thereof from the Company's independent certified public accountants addressed to the Holders and the underwriters, if any, such letters to be in customary form and covering matters of the type customarily covered in "cold comfort" letters by underwriters in connection with primary underwritten offerings; (4) if an underwriting agreement is entered into, the same shall set forth in full the indemnification provisions and procedures of Section 7 hereof with respect to all parties to be indemnified pursuant to Section 7; and (5) the Company shall deliver such documents and certificates as may be requested by the Holders and the managing underwriters, if any, to evidence compliance with clause (1) above and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Company. The above shall be done at each closing under such underwriting or similar agreement or as and to the extent required thereunder;

     (p) make available for inspection during normal business hours by the Holders, any underwriter participating in any disposition pursuant to such registration statement, and any attorney, accountant or other agent retained by any such seller or underwriter, all financial and other records, pertinent corporate documents and properties of the Company, and cause the Company's officers, directors and employees to supply all information reasonably requested by any such seller, underwriter, attorney, accountant or agent in connection with such registration statement; provided, that any records, information or documents that are designated by the Company in writing as confidential shall be kept confidential by such Persons;

     (q) otherwise use its best efforts to comply with all applicable rules and regulations of the SEC, and make generally available to its security holders, earnings statements satisfying the provisions of Section 11(a) of the Securities Act, no later than 45 days after the end of any 12-month period (1) commencing at the end of any fiscal quarter in which Registrable Securities are sold to underwriters in a firm or best efforts underwriting offering, and (2) beginning with the first month of the Company's first fiscal quarter commencing after the effective date of the Registration Statement, which statements shall cover said 12-month periods.

     The Company may require the Holders to furnish to the Company such information and documents regarding the distribution of such securities and the seller as the Company may from time to time reasonably request in writing.

     The Holders each agree by acquisition of such Registrable Securities that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 5(d)(6) hereof, such Holder will forthwith discontinue disposition of Registrable Securities until such Holder's receipt of the copies of the supplemented or amended Prospectus contemplated by Section 5(l) hereof, or until it is advised in writing (the "Advice") by the Company that the use of the Prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the Prospectus, and, if so directed by the Company, each Holder will, or will request the underwriters to, deliver to the Company (at the Company's expense) all copies, other than permanent file copies then in such Holder's possession, of the Prospectus covering such Registrable Securities current at the time of receipt of such notice. If the Company shall give such notice, the time periods mentioned in Section 5(c) hereof shall be extended by the number of days during the period from and including the date of the giving of such notice pursuant to
Section 5(d)(6) to and including the date when the Holders shall have received the copies of the supplemented or amended prospectus contemplated by Section 5(l) hereof or the Advice.

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

6.   Registration Expenses; Additional Obligations of the Company.

     In connection with the registration of Registrable Securities in accordance with Sections 3(a) and 4(a) above, the Company agrees to pay all expenses in connection with the registration of the Registrable Securities under the Securities Act; provided, however, that (i) each Holder will pay all underwriting commissions and transfer taxes attributable to the securities to be sold by such Holder and (ii) the Company will be responsible for the reasonable legal fees and expenses of a single counsel to all the Holders, such counsel to be selected by Palisade.

7.   Indemnification

     (a) Indemnification by Company. The Company will indemnify and hold harmless, to the full extent permitted by law, each Holder, its officers and directors, their Agents and each Person who controls each such Holder (within the meaning of the Securities Act) against all losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, and reimburse all such Persons for any legal or other expenses incurred with investigating or defending against any such losses, claims, damages or liabilities, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement, Prospectus or preliminary prospectus or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, except insofar as the same arise out of or are based upon an untrue statement of a material fact or omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission is made therein in reliance upon and in conformity with information furnished in writing to the Company by such Holder, expressly for use therein. The Company will also indemnify underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, their officers and directors and each Person who controls such Persons (within the meaning of the Securities Act) to the same extent as provided above with respect to the indemnification of each Holder of Registrable Securities.

     (b) Indemnification by Holders. Each Holder will, severally and not jointly, indemnify and hold harmless, to the full extent permitted by law, the Company, its directors and officers and each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities (or actions in respect thereto) and expenses to which any such Person may be subject, under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities arise out of or are based upon any untrue or alleged untrue statement of a material fact contained in a Registration Statement or Prospectus or preliminary prospectus or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, to the extent, but only if and to the extent, that such untrue or alleged untrue statement or omission or alleged omission is made therein in reliance upon and in conformity with the information furnished in writing by such Holder specifically for inclusion therein. In no event shall the liability of a Holder hereunder be greater in amount than the dollar amount of the proceeds received by such Holder upon the sale of the Registrable Securities giving rise to such indemnification obligation. The Company shall be entitled to receive indemnities from underwriters, selling brokers, dealer managers and similar securities industry professionals participating in the distribution, to the same extent as provided above with respect to information so furnished in writing by such Persons.

     (c) Conduct of Indemnification Proceedings. Any Person entitled to indemnification hereunder will (i) give prompt notice to the indemnifying party of any claim with respect to which it seeks indemnification and (ii) unless in such indemnified party's reasonable judgment a conflict of interest may exist between such indemnified and indemnifying parties with respect to such claim, permit such indemnifying party to assume the defense of such claim with counsel reasonably satisfactory to the indemnified party and in that case the indemnified party shall have the right to participate in the conduct of such defense provided that it will pay for the fees of its own counsel. Whether or not such defense is assumed by the indemnifying party, the indemnifying party will not be subject to any liability for any settlement made without its consent (but such consent will not be unreasonably withheld). No indemnifying party will consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving of the claimant or plaintiff to such indemnified party of a release from all liability in respect to such claim or litigation. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one counsel for all parties indemnified by such indemnifying party with respect to such claim, unless in the reasonable judgment of any indemnified party a conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim, in which event the indemnifying party shall be obligated to pay the fees and expenses of such additional counsel or counsels.

8.   Miscellaneous

     (a) Remedies. Without limiting the rights of the Holders to pursue all other legal and equitable remedies available for any breach of the provisions of this Agreement, including recovery of damages, each will be entitled to specific performance of their rights under this Agreement. The Company expressly agrees that monetary damages would not be adequate compensation for any loss incurred by the Holders by reason of a breach by it of the provisions of this Agreement and that the Holders would sustain irreparable harm, and therefore further agrees that they shall be entitled to specific performance to prevent any such breach or any continuing breach hereof and to waive the defense in any action for specific performance that a remedy at law would be adequate.

     (b) No Inconsistent Agreements. The Company will not on or after the date of this Agreement enter into any agreement with respect to its securities which is inconsistent with the rights granted to the Holders in this Agreement or otherwise conflicts with the provisions hereof.

     (c) Notices. All notices, requests, demands and other communications provided for by this Agreement shall be in writing (including telecopier or similar writing) and shall be deemed to have been given at the time when mailed in any general or branch office of the United States Postal Service, enclosed in a registered or certified postpaid envelope, or sent by Federal Express or other similar overnight courier service, addressed to the address of the parties stated below or to such changed address as such party may have fixed by notice or, if given by telecopier, when such telecopy is transmitted and the appropriate answerback is received.

          (i)  If to the Company:

               OptiCare Health Systems, Inc.
               87 Grandview Avenue
               Waterbury, Connecticut  06708
                        Attention:

          (ii) If to a Holder to the address the Company has on record for such Holder.


     (d) Successors and Assigns. This Agreement is solely for the benefit of the parties and their respective successors and assigns. Nothing herein shall be construed to provide any rights to any other entity or individual.

     (e) Counterparts. This Agreement may be executed in several counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same document.

     (f) Headings. Section headings are for convenience only and do not control or affect the meaning or interpretation of any terms or provisions of this Agreement.

     (g) Governing Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York governing contracts to be made and performed therein without giving effect to principles of conflicts of law, and, with respect to any dispute arising out of this Agreement, each party hereby consents to the exclusive jurisdiction of the courts sitting in such State.

     (h) Severability. Should any part, term, condition or provision hereof or the application thereof be declared illegal, invalid or otherwise unenforceable or in conflict with any other law by a court of competent jurisdiction, the validity of the remaining parts, terms, conditions or provisions of this Agreement shall not be affected thereby, and the illegal, invalid or unenforceable portions of this Agreement shall be and hereby are redrafted to conform with applicable law, while leaving the remaining portions of this Agreement intact, except to the extent necessary to conform to the redrafted portions hereof.

     (i) Entire Agreement. This Agreement sets forth the entire agreement and understanding between the parties and supersedes all proposals, commitments, writings, negotiations, discussions, agreements and understandings, oral or written, of every kind and nature between them concerning the subject matter hereof. This Agreement may not be amended or otherwise modified except in a writing signed by both parties hereto. No discharge of the terms hereof shall be deemed valid unless by full performance by the parties or by a writing signed by the parties. A waiver by any party of any breach or violation of any this Agreement shall not be deemed or construed as a waiver of any other breach or violation hereof.

     (j) Attorneys' Fees. In any action or proceeding brought to enforce any provision of this Agreement, or where any provision hereof is validly asserted as a defense, the successful


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

party shall be entitled to recover reasonable attorneys' fees in addition to any other available remedy.

     (k) Basic Limitations. Notwithstanding the provisions of this Agreement, the Company shall not be obligated to maintain the effectiveness of the Registration Statement pursuant to this Agreement, and the Holders shall not be entitled to sell Registrable Securities pursuant to the Registration Statement, as applicable:

     (i) if the Company is acquired and its Common Stock ceases to be publicly traded and in such acquisition of the Company, the Holders receive, in exchange for the Registrable Securities then held by them, cash and/or securities that may be traded without restriction on transfer imposed by the Securities Act, other than (A) the restrictions on transfer under paragraph (g) of Rule 144 promulgated under the Securities Act, as such Rule is in effect on the Effective Date of this Agreement or
          (B) the restrictions on transfer under paragraph (d)(3) of Rule 145 promulgated under the Securities Act, as such Rule is in effect on the date hereof; or

     (ii) in any particular jurisdiction in which the Company would be required to qualify to do business or to execute a general consent to service of process in effecting such registration, qualification or compliance, unless the Company is already subject to service of process in such jurisdiction.

     (l) Black-Out Rights. Notwithstanding the provisions of this Agreement above, if the Company shall furnish to the Holders a certificate signed by the Chief Financial Officer or any other executive officer of the Company stating that, in the good faith judgment of the Board of Directors of the Company, as evidenced by a resolution of the Board of Directors, it would be detrimental to the Company to any significant degree for a sale of Registrable Securities pursuant to the Registration Statement to take place at such time (a "Blackout Certificate"), due to the existence of a material development or potential material development involving the Company which the Company would be obligated to disclose in the prospectus supplement to the Registration Statement, which disclosure could reasonably be expected to have a material adverse effect on the Company or a party with whom the Company is then in negotiations or discussions), then, for a period of up to thirty (30) calendar days (a "Blackout Period") after the Company gives such Blackout Certificate to the Holders (with the exact length of such Blackout Period to be determined by the Company in its sole discretion so long as such Blackout Period does not exceed thirty (30) calendar days): (i) the Company shall have the right to defer, delay and postpone any sale of Registrable Securities under the Registration Statement and the preparation and filing of any supplement or amendment to the registration statement (including without limitation the filing of any 1934 Act report to be incorporated by reference into such registration statement) for a Registration Statement that the Company might otherwise be required to prepare, file and/or cause to become effective under this Agreement; and (ii) the Holders shall not be entitled to sell any Registrable Securities pursuant to the Registration Statement. Notwithstanding the foregoing, the Company shall not exercise its rights to defer, delay or postpone the sale of Registerable Securities pursuant to this Section 8(l) more than once in any eighteen (18) month period.

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

     (m) Furnish Information. It shall be a condition precedent to the obligations of the Company to maintain the effectiveness of the Registration Statement or to prepare and file any amendment or supplement to the Registration Statement or the prospectus contained therein, that the selling Holders will furnish to the Company, upon the Company's request, such information regarding themselves, the Registrable Securities held by them, and the intended method of disposition of such Registrable Securities as shall be reasonably required to timely effect the registration of their Registrable Securities.

     (n) Delay of Registration. No Holder will have any right to obtain or seek an injunction restraining or otherwise delaying any registration effected pursuant to this Agreement as the result of any controversy that might arise with respect to the interpretation or implementation of this Agreement.

     (o) Duration and Termination of The Company's Obligations. The Company will have no obligations pursuant to this Agreement or other request or requests for registration (or inclusion in a registration) made by any Holder or to maintain or continue to keep effective any registration or registration statement pursuant hereto: (a) if legal counsel to the Company shall deliver a written opinion to the Company, its transfer agent and the Holders, in form and substance reasonably acceptable to the Company and the Holders, to the effect (concurred to by counsel to the Holders (if the Holders have requested their counsel to review such opinion), such concurrence not to be unreasonably withheld or delayed) that all the Registrable Securities then held by all Holders may be immediately resold by the Holders without registration under the Securities Act pursuant to the provisions of Rule 144(k) promulgated under the Securities Act, or otherwise; (b) if the Company or its legal counsel shall have received a "no-action" letter from the SEC to the effect (concurred with by counsel to the Holders (if the Holders have requested their counsel to review such "no-action" letter), such concurrence not to be unreasonably withheld or delayed) that all the Registrable Securities then outstanding may be resold by the Holders without registration under the Securities Act pursuant to the provisions of Rule 144(k) promulgated under the Securities Act or otherwise, and/or that the SEC would take no enforcement action against such Holder for so effectuating such sales; or (c) if all Registrable Securities originally held by such Holder on the date of this Agreement have been registered and sold pursuant to registrations effected pursuant to this Agreement.

     IN WITNESS WHEREOF, the parties have executed this Agreement as of the date first written above.


                                THE COMPANY:

                                OPTICARE HEALTH SYSTEMS, INC.


                                By:____________________________
                                      Name:
                                      Title:


                                THE HOLDERS:

                                PALISADE CONCENTRATED EQUITY PARTNERSHIP, L.P.


                                By:____________________________
                                      Name:
                                      Title:


                                CAPITALSOURCE FINANCE, LLC


                                By:____________________________
                                      Name:
                                      Title:




                                -------------------------------
                                Linda Yimoyines


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